SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 27, 2005
MRV COMMUNICATIONS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF	06-1340090
INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER
20415 NORDHOFF STREET	IDENTIFICATION NUMBER)
CHATSWORTH, CA	91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
ISSUER’S TELEPHONE NUMBER: (818) 773-0900
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 — Results of Operations and Financial Condition.
On July 27, 2005, registrant made an earnings release announcing registrant’s second quarter 2005 financial results, the text of which is set forth in Exhibit 99.1 attached hereto. All information in the press release is presented as of July 27, 2005, and registrant does not assume any obligation to update such information in the future.
On July 27, 2005, as previously announced, registrant held a teleconference and audio web cast to discuss its second quarter 2005 financial results. The transcript of, and the Financial Highlights Overview and Highlights presented at, this teleconference and web cast is furnished herewith as Exhibit 99.2. All information in the transcript and web cast is presented as of July 27, 2005, and registrant does not assume any obligation to update such information in the future.
The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Registrant’s earnings release of July 27, 2005 announcing registrant’s second quarter 2005 and unaudited financial results for the three and six months ended June 30, 2005 (furnished pursuant to Item 2.02)

Exhibit 99.2	The transcript of, and the Financial Highlights Overview and Highlights, presented at, registrant’s teleconference of July 27, 2005 (furnished pursuant to Item 2.02).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: July 29, 2005

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

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